NEWS RELEASE

For More Information Contact:
Frank B. O’Neil
Sr. Vice President, Corporate Communications & Investor Relations
800-282-6242 • 205-877-4461 • foneil@ProAssurance.com

ProAssurance Closes PICA Transaction

BIRMINGHAM, ALand NASHVILLE, TN. - (PRNewswire) – April 1, 2009 – ProAssurance Corporation (NYSE: PRA) announced today that it has closed the transaction that brings the Podiatry Insurance Company of America(PICA) into ProAssurance.

Stan Starnes, the Chairman and Chief Executive Officerof ProAssurance said, “We’re excited about what PICA brings to our organization. As the nation’s dominant writer of professional liability insurance for doctors of podiatric medicine, PICA brings profitable business to our top line, expands the number of states in which we write business and enhances our organization’s ability to write new classes of medically-related professional liability insurance as a standalone subsidiary.”

Jerry D. Brant, DPM, the Chief Executive Officer of PICA, stressed the advantages for PICA’s policyholders. He said, “Joining ProAssurance further strengthens an already strong company. Both organizations share a common dedication to underwriting excellence, meaningful risk management, and an unwavering commitment to the finest claims defense. PICA’s management team remains in place and PICA’s operations remain headquartered in Nashville.”

Under the terms of the agreement, a total of $120 million is being paid to current and certain former policyholders in accordance with the approved plan of demutualization. Another $15 million in premium credits will go to eligible renewing PICA policyholders for three years beginning in 2010. Those due a share of the proceeds from the transaction will receive a check in mid-April. Further, the agreement calls for Dr. Brant to be nominated to a seat on ProAssurance’s Board of Directors; that nomination will be voted on by ProAssurance shareholders at their annual meeting in May, 2009.

Mr. Starnesalso highlighted ProAssurance’s ability to complete the transaction during a difficult financial environment. He said, “We have always been careful stewards of the capital entrusted to us by shareholders. Our conservative approach ensured that we had sufficient capital to respond to this compelling opportunity without being forced into the credit or equity markets.”

About ProAssurance
ProAssurance Corporationis the nation’s fifth largest writer of medical professional liability insurance and is growing its legal professional liability business. ProAssurance is recognized as one of the top performing insurance companies in America by virtue of its inclusion in the Ward’s 50 for the past two years.

About PICA
PICA is the nation’s leading provider of professional liability to doctors of podiatric medicine, insuring approximately 9,800 podiatric physicians in 47 states and the District of Columbia. PICA insures other health care professionals and provides E&O insurance for a small, but growing, number of independent insurance agents through its subsidiary PACO. PICA wrote approximately $96 million in direct premium in 2008, has $284 million in total assets and has maintained an A. M. Best rating of “A-” (Excellent) for the past 13 years.

Caution Regarding Forward-Looking Statements
Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results. We expressly claim the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statement in this news release.

Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. When we address topics such as liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other similar matters, we are making forward looking statements.

The following important factors are among those that that could affect the actual outcome of future events:

general economic conditions, either nationally or in our market areas, that are different than anticipated;

regulatory, legislative and judicial actions or decisions could affect our business plans or operations;

the enactment or repeal of tort reforms;

formation of state-sponsored malpractice insurance entities that could remove some physicians from the private insurance market;

the impact of deflation or inflation;

changes in the interest rate environment;

 the effect that changes in laws or government regulations affecting the U.S. economy or financial institutions, including the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, may have on the U.S. economy and our business;

performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;

changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board, or the Securities and Exchange Commission;

changes in laws or government regulations affecting medical professional liability insurance or the financial community;

the effects of changes in the health care delivery system;

uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectability of insurance/reinsurance;

the results of litigation, including pre-or-post-trial motions, trials and/or appeals we undertake;

bad faith litigation which may arise from our handling of any particular claim, including failure to settle;

loss of independent agents;

changes in our organization, compensation and benefit plans;

our ability to retain and recruit senior management;

our ability to purchase reinsurance and collect payments from our reinsurers;

increases in guaranty fund assessments;

our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

changes to the ratings assigned by rating agencies to our insurance subsidiaries, individually or as a group;

changes in competition among insurance providers and related pricing weaknesses in our markets; and

the expected benefits from completed and proposed acquisitions may not be achieved or may be delayed longer than expected due to business disruption, loss of customers and employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities, among other reasons.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.”